EXHIBIT 10.13


                           ELITE PHARMACEUTICALS, INC.
                            PLACEMENT AGENT AGREEMENT

         This Placement Agent Agreement dated as of August 12, 2004 is entered into by and between Elite Pharmaceuticals, Inc. (the "Company") and Indigo Securities, LLC (the "Placement Agent"). The Company and the Placement Agent shall sometimes collectively be referred to as the Parties, or singly as a "Party."

         WHEREAS, the Company desires to appoint the Placement Agent as its agent to sell on a "best efforts" basis up to $6,000,000 in shares of Series A Preferred Stock convertible into shares of Common Stock (subject to a 10% over allotment option in favor of the Placement Agent) and warrants to purchase shares of Common Stock (the "Investor Warrants" and together with the Series A Preferred Stock the "Securities") pursuant to a Term Sheet and offering documents to be prepared by the Company; and

         WHEREAS, the Placement Agent desires to accept such appointment on the terms and conditions set forth below.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings set forth below:

                  "Blue Sky" means the laws of any state or other jurisdiction relating to the requirements for registering and offering securities for sale in such state or other jurisdiction.

                  "Blue Sky Application" means any application or other document executed by the Company specifically for the purpose of qualifying the Securities in any state or other jurisdiction under the Blue Sky laws of any such state or other jurisdiction.

                  "Closing" shall refer to that event which, subject to the terms hereof, occurs when the Placement Agent has received and delivered to the Company subscriptions which the Company has agreed to accept for at least a minimum of gross proceeds from Subscribers on or prior to the Termination Date. Upon the prior consent of the Company, one or more additional Closings may be held for additional subscriptions accepted by the Company no later than the Termination Date of the offering.

                  "Closing Date" means the date when the Closing occurs.

                  "Closing Price" means the average closing sale price of a share of Common Stock reported on the American Stock Exchange during the five
(5) trading days ending two (2) trading days immediately preceding the Closing.

                  "Company" shall have the meaning set forth in the preface.

                  "Common Stock" means common stock, par value $0.01 per share of the Company.

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                  "Controlling  Person"  shall have the  meaning set forth under
Section 15 of the Securities Act.

                  "Covered  Claims"  shall  refer  to the  claims  set  forth in
Section 10.1 for which a party may seek indemnification under Section 10.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Financial Statements" means the audited consolidated financial statements of the Company for the fiscal years ended March 31, 2004 and 2003, including balance sheets and related statements of income, stockholders' equity and cash flows, together with the related notes, audited by the Company's independent certified public accountants as the same have been filed with the SEC as part of the SEC Documents and the unaudited consolidated financial statements of the Company for the quarters ended June 30, 2004 and 2003, including balance sheets and related statements of income, stockholders' equity and cash flows as the same have been filed with the SEC as part of the SEC Documents.

                  "Holder" or "Holders" means the holder of any Securities and/or any Placement Agent Warrant, and the securities contained in, and underlying each of, the foregoing securities.

                  "Indemnified Party" refers to a party who is entitled to indemnification under Section 10 and shall refer either to (i) the Placement Agent, or (ii) the Company, as the case may be, and (iii) their respective stockholders, directors, officers, employees, and Controlling Persons.

                  "Indemnifying Party" means a party who has agreed to provide indemnification under Section 10.

                  "Intellectual Property Rights" means all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes or formulations used or proposed to be used in the conduct of the business of the Company and any Subsidiaries.

                  "Investor Warrants" means the LT Warrants and the ST Warrants to purchase shares of Common Stock of the Company to be issued to the Investors in connection with the Offering.

                  "Knowledge" shall mean the actual knowledge of the Chief Executive Officer and the Financial Officer of the Company.

                  "License" or "Licenses" means all licenses, permits and other governmental certificates, authorizations and permits, and approvals of the Company or any Subsidiary.

                  "LT Warrants" means the warrants to purchase shares of Common Stock to be issued to the Investors in connection with the Offering which expire on the fifth anniversary of the Closing.

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                  "Material  Adverse  Effect" means any change or effect that is materially adverse to the business, results of operations, financial condition, or material proprietary rights of the Company or any Subsidiary.

                  "Most   Recent   Balance   Sheet  Date"  shall  refer  to  the
consolidated balance sheet of the Company dated as of June 30, 2004 as the same has been filed with the SEC as part of the SEC Documents.

                  "NASDR" means the NASD Regulation, Inc.

                  "NOBO List" means the list of non-objecting beneficial owners of the Company's publicly traded securities.

                  "Offering" means the solicitation by the Placement Agent of Subscribers for the purchase of Securities pursuant to this Agreement, the Term Sheet and applicable law.

                  "Offering Documents" shall refer to the Term Sheet and all attachments and exhibits thereto, including but not limited to Elite's Annual Report on Form 10-K for the year ended March 31, 2004 and Elite Quarterly Report on Form 10-Q for the period ended June 30, 2004, the form of Registration Rights Agreement, and Subscription Agreement.

                  "Offering Period" shall refer to the period during which the Offering may occur as more particularly described in Section 3.1 hereof.

                  "Placement Agent" shall have the meaning set forth in the preface.

                  "Placement Agent Warrants" shall refer to the warrants issued to the Placement Agent as part of its compensation for services rendered hereunder in the form attached hereto as EXHIBIT A.

                  "Private Placement" shall mean the placement of up to $6,000,000 in shares of Series A Preferred Stock (subject to an over allotment option in favor of the Placement Agent) and Investor Warrants to purchase a number of shares of Common Stock by the Company through the Placement Agent pursuant to this Agreement and the Term Sheet.

                  "Registration Rights Agreement" shall refer to that agreement by and between the Company, on one hand and the Placement Agent and Holders on the other hand.

                  "SEC" refers to the Securities and Exchange Commission.

                  "SEC Documents" means any registration statement, reports and documents filed with the SEC by the Company.

                  "Securities" shall have the meaning set forth in the preface.

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

                  "Securities Act" means the U.S. Securities Act of 1933, as amended.

                  "Selected Dealer" means a person or entity which is a member of the NASDR and which is selected by the Placement Agent pursuant to this Placement Agent Agreement to assist the Placement Agent in the Offering.

                  "Series A Preferred Stock" means a newly created series of preferred stock designated by the Company as Series A Preferred Stock, par value $0.01 per share, of the Company.

                  "ST Warrants" means the warrants to purchase shares of Common Stock to be issued to the Investors in connection with the Offering which expire 180 days after the date upon which a registration statement covering the shares of Common Stock issuable upon exercise of such warrants is declared effective by the SEC.

                  "Subscriber" or "Subscribers" means an "accredited investor," as defined under Rule 501 of the Securities Act, subscribing to purchase Securities.

                  "Subscription Agreement" means the agreement between the Company and a Subscriber for the purchase of one or more Securities, pursuant to the Term Sheet.

                  "Termination Date" means the date set forth in Section 3.1.

                  "Term Sheet" means the document prepared by the Company which sets forth the terms and conditions of the Offering.


Capitalized terms used herein, not otherwise expressly defined above, shall have the same meanings provided in the Offering Documents unless a contrary or differing meaning is provided herein.

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

         2.  NATURE OF OFFERING.

         2.1 BEST EFFORTS. The Placement Agent shall offer to accredited investors, as defined by Rule 501 under the Securities Act, on a "best efforts basis" during the Offering Period (a) a minimum of $4,000,000 and a maximum of $6,600,000 of Series A Preferred Stock at a price per share equal (i) 10 multiplied by (ii) the Closing Price, (b) LT Warrants to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock issuable at the Closing upon the conversion in full of all shares of Series A Preferred Stock at an exercise price equal to 125% of the Closing Price and (c) ST Warrants to purchase a number of shares of Common Stock issuable at the Closing upon the conversion in full of all shares of Series A Preferred Stock at an exercise price equal to 125% of the Closing Price. The Company and Placement Agent shall take all necessary steps to insure that the Offering is exempt from registration under Section 4(2) under the Securities Act and Rule 506 thereunder. The Offering shall be made solely to prospective investors which qualify as "accredited investors" as defined in Rule 501(a) of Reg. D promulgated under the Securities Act. The Company has prepared a Term Sheet, acceptable to the Placement Agent, containing the terms and conditions of the Offering.

         2.2 SUBSCRIPTION PROCEEDS. All subscriptions shall be deposited in an escrow account at Bank of New York reference: Elite Pharmaceuticals, Inc for the benefit of customers established under Exchange Act Rule 15c2-4 pending the Closing or termination of the Offering. Prior to the Closing or termination of the Offering, the Company will notify the Placement Agent as to which, if any, subscriptions it will not accept; provided that proceeds for subscriptions not accepted will be promptly returned without interest following termination of the Offering. The Company may not accept subscriptions if the aggregate subscription do not equal or exceed $4,000,000 or if the Closing Price is less than $1.40.

         2.3 SUBSCRIPTION DOCUMENTS. Each prospective investor who desires to purchase Securities shall be required to deliver to a Placement Agent, one copy of an executed Subscription Agreement, including applicable investor questionnaire, one copy of the Registration Rights Agreement, and any other documents required by the Company in connection with the purchase of the Securities.

         3.   APPOINTMENT OF PLACEMENT AGENT.

         3.1 APPOINTMENT. The Company hereby appoints the Placement Agent its exclusive agent (subject to Section 3.3 hereof), for the purposes of placing the Securities with qualified Subscribers during the Offering Period pursuant to the Offering as described in the Offering Documents. The Offering Period shall commence on the day the Offering Documents are first made available by the Company to the Placement Agent for delivery in connection with the offering of Securities for sale and such appointment shall continue until the earliest to occur of (i) the closing of the sale of $6,600,000 of the Securities, (ii) September [___], 2004(1), or (iii) the date the parties agree to terminate the Offering (the "Termination Date").

---------------------------------------
(1) To be 30 days after the Offering Materials are complete.

         3.2 ACCEPTANCE OF AGENCY. Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the other terms contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in placing the Securities with qualified Subscribers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell any Securities.

         3.3 SELECTED DEALERS. The Placement Agent may engage other persons selected by the Placement Agent and approved by the Company that are members of NASDR, and that have executed a selected dealer agreement in a form approved by or acceptable to the Placement Agent to assist the Placement Agent in the Offering. The Placement Agent may allow such persons such part of the compensation and payment of expenses payable to the Placement Agent hereunder as it shall determine. No compensation or other obligation shall be due to such Selected Dealers by the Company. Each Selected Dealer shall be required to agree in writing to comply with the provisions of, and to make the representations, warranties and covenants contained in this Agreement applicable to the sale of Securities.

         3.4 SUBSCRIPTION AGREEMENTS FOR SECURITIES. Subscriptions for Securities shall be evidenced by the execution by Subscribers of a Subscription Agreement in the form of Exhibit B hereto. No Subscription Agreement shall be effective unless and until it is accepted by the Company.

         3.5 RIGHT OF FIRST OFFER TO SUBSEQUENT OFFERINGS. If, during the eighteen (18) month period immediately following the final closing of the Offering (the "FO Period"), the Company seeks to engage a placement agent or finder to assist the Company in the placement of any equity securities or securities convertible into equity securities of the Company (other than an underwritten public offering) to any party that is not an affiliate at such time or shareholder of the Company as of the date of this Agreement, the Company shall provide to the Placement Agent a written summary of the terms for such offering (a " Offering Notice"). During the ten (10) day period immediately following the delivery of the Offering Notice, the Company and the Placement Agent shall negotiate in good faith, on an exclusive basis, the terms of such offering. If, at the end of such ten (10) day period, the Placement Agent elects to assist in such offering, the Placement Agent shall (i) provide the Company with written notice of its election to participate (a "Election Notice") and include in such notice the agreed upon terms of such offering and (ii) provide to the Company evidence of commitments for at least the minimum prospective offering within thirty (30) days after delivery to the Company of the Election Notice. If either of the conditions set forth in clause (i) or (ii) of the previous sentence is not satisfied with respect to an prospective equity financing during the FO Period, the Company may enter into a placement arrangement with any third party or directly with prospective investors on terms no more favorable to the prospective investors or placement agent than the terms contained in the Offering Notice.


         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agent and each Selected Dealer, if any, which representations and warranties which are true and correct and shall be true and correct as of the time of the Closing, as follows:

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

         4.1 SECURITIES LAW COMPLIANCE. The Offering Documents shall not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, the Company shall promptly notify the Placement Agent and shall supply the Placement Agent with amendments or supplements correcting such statement or omission. The Company shall also provide the Placement Agent for delivery to all offerees and their representatives, if any, any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with state and federal law applicable to the offering.

         4.2 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own and lease its properties, to carry on its business as currently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of is properties requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

         4.3 CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Documents and the SEC Documents. All issued and outstanding shares of common stock of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. All prior sales of securities of the Company were either registered under the Securities Act and applicable state securities laws or exempt from such registration.

         4.4 DERIVATIVE SECURITIES; RIGHTS. Except as disclosed on SCHEDULE 4.4 hereof or as set forth in the most recent Form 10-Q or Form 10-K filed by the Company, there are not, nor shall there be immediately prior to the Closing, any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company or any of its Subsidiaries is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering shall not cause any anti-dilution adjustments to such securities or commitments. Since the most recent Form 10-Q or Form 10-K filed by the Company, there has not been any additional re-pricing of any outstanding, warrants, options or other securities of the Company.

         4.5 SUBSIDIARIES AND INVESTMENTS. SCHEDULE 4.5 sets forth as of the date hereof for each Subsidiary of the Company (i) its name and jurisdiction of incorporation; (ii) the number of shares of authorized capital stock of each class of its capital stock; (iii) the number of issued and outstanding shares of each class of its capital stock, all of which is owned by the Company; and (iv) its directors and officers. Each Subsidiary is a corporation duly organized, validly existing, and in in
good standing under the laws of the jurisdiction of its incorporation. Each Subsidiary is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure shall not have a Material Adverse Effect. Each Subsidiary has full power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged andwhich it presently proposes to engage and to own and use the properties owned and used by it, except where the failure shall not have a Material Adverse Effect. The Company has made available to the Placement Agent correct and complete copies of the charter and bylaws of each Subsidiary (as amended to date). All of the issued and outstanding shares of capital stock of each Subsidiary has been duly authorized and are validly issued, fully paid, and nonassessable. The Company holds of record and owns beneficially all of the outstanding shares of each Subsidiary, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require any of the Company or any Subsidiary to sell, transfer, or otherwise dispose of any capital stock of any of a Subsidiary or that could require any Subsidiary to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any Subsidiary. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary. The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each Subsidiary are correct and complete. None of the Subsidiaries are in default under or in violation of any provision of their respective charters or bylaws. Neither the Company nor any Subsidiary controls, directly or indirectly, or has any direct or indirect equity participation in any corporation, partnership, trust, or other business association which is not a Subsidiary.

         4.6 FINANCIAL STATEMENTS. The Financial Statements included in the Offering Documents are: (i) in accordance with all books, records and accounts of the Company; (ii) are true, correct and complete; and (iii) have been prepared in accordance with generally accepted accounting principles, consistently applied. The Financial Statements fairly present, in all material respects, the results of operations and cash flow for the periods covered. The Company has no material liabilities, contingent or otherwise, other than: (a) liabilities reflected on the Most Recent Balance Sheet; (b) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements; and (c) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements.

         4.7 ABSENCE OF CHANGES. Since the Most Recent Balance Sheet, to the Company's Knowledge, neither the Company nor any Subsidiary has (i) incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, (ii) entered into any transaction not in the ordinary course of business, which is material to the business of the Company or any Subsidiary, or
(iii) incurred any adverse change or any development involving, so far as the Company or any Subsidiary can now reasonably foresee which would have a Material Adverse Effect, and neither the Company nor any Subsidiary has become a party to, and neither the business nor the property of the Company or any Subsidiary has become the subject of, any litigation, whether or not in the ordinary course of their respective businesses. Nor has there been any change in the capital stock of, or any incurrence of long-term debt by the Company or any Subsidiary, or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any Subsidiary.

         4.8 TITLE. Except as disclosed on SCHEDULE 4.8 hereto or as set forth in the SEC Documents, each of the Company and the Subsidiaries has good and marketable title to their respective properties and assets, free and clear of all liens, charges, encumbrances or restrictions, which would have a Material Adverse Effect; all of the leases and subleases under which the Company or any Subsidiary is the lessor or sublessor of properties or assets or under which the Company or any Subsidiary holds properties or assets as lessee or sublessee are in full force and effect, and neither the Company (nor any Subsidiary) is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company or any Subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any Subsidiary to continued possession of the leased or subleased premises or assets under any such lease or sublease. To its Knowledge, the Company and each Subsidiary owns or leases all such properties as are necessary to their respective operations as now conducted.

         4.9 LITIGATION. Except as set forth in the SEC Documents, there is no action, suit, investigation, inquiry or similar governmental proceeding, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the Knowledge of any of the Company or its Subsidiaries, threatened against the Company or any Subsidiary (or basis therefore known to the Company or any Subsidiary) the adverse outcome of which would have a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental instrumentality, commission, board, bureau, agency or instrumentality, domestic or foreign which would have a Material Adverse Effect.

         4.10 NON-DEFAULT; NON-CONTRAVENTION. Neither the Company nor any of the Subsidiaries is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Neither the Company nor any of the Subsidiaries is in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation that would individually or in the aggregate have a Material Adverse Effect. Neither the execution and delivery of this Agreement, the Subscription Agreements, nor the issuance and sale or delivery of the securities comprising the Securities and the Placement Agent Warrants, nor the consummation of any of the transactions contemplated herein or in the Subscription Agreements, or the Term Sheet, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the material terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of the

Subsidiaries may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or any of the Subsidiaries or, assuming the due performance by the Placement Agent of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of the Subsidiaries.

         4.11 TAXES. Each of the Company and its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects. The Company and each Subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each Subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure would not have a Material Adverse Effect. The tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

         4.12 COMPLIANCE WITH LAWS, LICENSES, ETC. To the best of the Company's Knowledge, neither the Company nor any Subsidiary has received notice of any violation of or noncompliance with any federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business (including but not limited to all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants), which has not been cured, the violation of, or noncompliance with which would have a Material Adverse Effect. The Company and each Subsidiary has all Licenses required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a Material Adverse Effect. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke, modify or limit any thereof.

         4.13  AUTHORIZATION  OF AGREEMENT,  ETC.  This  Agreement has been duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement, the Offering Documents and the Placement Agent Warrants have been duly authorized by the Company's board of directors and no further consent or authorization of its board of directors or its stockholders is required by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

         4.14 AUTHORIZATION OF SECURITIES AND PLACEMENT AGENT WARRANTS. The Securities and the Placement Agent Warrants, when issued and delivered in accordance with this Agreement, and the shares of common stock underlying the Placement Agent Warrants, when issued and delivered upon exercise of the Placement Agent Warrants shall be validly issued, fully paid, and nonassessable and shall not be issued in violation of any preemptive rights of stockholders.

         4.15 EXEMPTION FROM REGISTRATION. Assuming (i) the accuracy of the information provided by the respective Subscribers in the Subscription Documents, and (ii) that each Placement Agent shall comply in all respects with the provisions of Rule 506 Regulation D promulgated under the Securities Act, the offer and sale of the Securities and Placement Agent Warrants pursuant to the terms of this Agreement shall be exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 507 promulgated thereunder.

         4.16 BROKERS. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

         4.17 TITLE TO SECURITIES AND PLACEMENT AGENT WARRANTS. When the certificates representing the Securities and the Placement Agent Warrants have been duly delivered and payment shall have been made therefor by the Holders and/or the Placement Agent as the case may be (i) the Subscribers shall receive good title to the Securities, and the Placement Agent shall receive good title to the Placement Agent Warrants, (and the underlying common stock upon exercise of the Investor Warrants or Placement Agent Warrants). All such title shall be free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreement, and voting trusts (with the exception of claims arising or through the acts of the Holders and except as arising from applicable federal and securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof. .

         4.18 RIGHTS OF FIRST REFUSAL. Except for rights granted to the Placement Agent pursuant to Section 7.3 hereof, no other person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to securities to be issued by the Company.

         4.19 INTELLECTUAL PROPERTY. The Company owns or possesses valid and binding licenses or other rights to use, whether or not registered, all its Intellectual Property. The Intellectual Property constitutes all of the intellectual property necessary to operate the Company's business as presently conducted. Neither the Company nor any Subsidiary has received any notice of any claims, nor do any of them have any Knowledge of any threatened claims, and none of them know of any facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or any Subsidiary or proposed to be used or offered by the Company or any Subsidiary infringes upon the use of any such patents, trademarks, copyrights, technology, know-how, processes or other intellectual property of another person. To the best of the Company's Knowledge, no person is infringing upon the Intellectual Property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property. No person, other than the Company, owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any Intellectual Property.

         4.20 FOREIGN CORRUPT PRACTICES. To the best of the Company's Knowledge, neither the Company nor any Subsidiary nor to the Knowledge of any of their respective directors, officers, agents, employees or other persons acting on their behalf, in the course of their actions for, or on behalf of the Company or any Subsidiary, used any corporate funds, which would have a Material Adverse Effect for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         4.21 FILINGS WITH THE SEC. The Company has made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act. All documents required to be filed as exhibits to the SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms, and neither the Company nor any of its subsidiaries is in material default of these material contracts. Each of the Company's SEC Documents has complied in all material respects with the Securities Act and the Exchange Act in effect as of their respective dates of filing. None of the Company's SEC Documents, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         5. REPRESENTATIONS AND WARRANTIES OF PLACEMENT AGENT. The Placement Agent represents, warrants and covenants to the Company that:

         5.1 The Placement Agent is a member in good standing of the NASDR., and is duly registered as a broker-dealer under the Exchange Act, and under the laws of each state in which we propose to offer the Securities, except where such registration would not be required by law.

         5.2 Each purchaser of Securities will execute the Subscription Agreement in the form attached as Exhibit B to the Term Sheet. The Placement Agent will have no reason to believe that the persons executing such Agreement do not have the qualifications set forth therein.

         5.3 This Agreement when accepted and approved will be duly authorized, executed and delivered by the Placement Agent and is a valid and binding agreement on its part in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

         5.4 The consummation of the transactions contemplated by the Term Sheet related to the offering will not result in any beach of any of the terms or conditions of or constitute a default under any indenture, agreement or other instrument to which the Placement Agent is a party, or violate any order applicable to the Placement Agent of any federal or state regulatory body or administrative agency having jurisdiction over it or its property.

         5.5 Until the termination of this Agreement, if any event affecting the Company or the Placement Agent shall occur which, in the opinion of counsel to the Company, should be set forth in a supplement or amendment to the Term Sheet, the Placement Agent agrees to distribute each supplement or amendment to the Term Sheet to each person who has previously received a copy of the Term Sheet from the Company or the Placement Agent and further agrees to include each supplement or amendment in all future deliveries of the Term Sheet.

         5.6 In recommending to an investor the purchase of the Securities, the Placement Agent shall:

         (a) have reasonable grounds to believe, on the basis of information obtained from the investor concerning his investment objectives, other investments, financial situation and needs, any and other information known by it, that:

                  (1) the investor is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits described in the Term Sheet.

                  (2) the investor is an accredited investor and able to sustain the risks inherent in the investment in the Securities, including loss of investment and lack of liquidity; and

                  (3)      the   investment   is  otherwise   suitable  for  the
                           investor; and

         (b) maintain in the Placement Agent's files for a period of six years following the Closing documents disclosing the basis upon which the determination of suitability was reached as to each investor.

         5.7 The Placement Agent shall not execute any transaction relating to the Company in a discretionary account without prior written approval of the transaction by the customer.

         5.8 The Placement Agent has reasonable grounds to believe, based on information made available to it by the Company through the Term Sheet or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the Company.

         5.9 Prior to executing a purchase transaction the Placement Agent shall inform the prospective investor of all pertinent facts relating to the liquidity and marketability of the Securities during the term of the investment.

         6. CLOSING; CONDITIONS OF CLOSING.

         6.1 CLOSING. The Closing shall be subject to this Section 6 and shall take place at such place as the parties shall mutually agree, as soon as practicable. At the Closing, payment for the Securities issued and sold by the Company shall be made against delivery of the Securities. In addition, a final Closing (if applicable) shall occur as soon as practicable following termination of the Offering.

         6.2 CONDITIONS TO PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder shall be subject to the representations and warranties of the Company and each Subsidiary contained herein being true and correct in all material respects as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

              6.2.1 NO MATERIAL MISSTATEMENTS. The Placement Agent shall not have notified the Company that the Blue Sky qualification materials or the Offering Documents, or any supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact, which in its opinion is material and is necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              6.2.2 RECEIPT OF CONFIDENTIALITY AGREEMENTS FROM SUBSCRIBERS. The Company shall have received from each Subscriber prior to the delivery of the Offering Documents to any Subscriber, a confidentiality agreement from such Subscriber in form and substance satisfactory to the Company and its counsel and which confidentiality agreement shall meet the requirements of Regulation FD under the Exchange Act.

              6.2.3 COMPLIANCE WITH AGREEMENTS. The Company shall have complied in all material respects with this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing.

              6.2.4 CORPORATE ACTION. The Company shall have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the offering of the Securities and Placement Agent Warrants.

              6.2.5 CERTIFICATES. The Placement Agent shall receive a certificate of the Company, signed by the President and Chief Financial Officer thereof, that the representations and warranties contained in Section 4 hereof are true and accurate in all respects at the Closing with the same effect as though expressly made at the Closing.

              6.2.6 BRING-DOWN CERTIFICATES. If there is more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated certificates as described in Section 6.2.5 above.

              6.2.7 EXECUTION OF AGREEMENTS. The Company shall have delivered duly executed counterparts of the Registration Rights Agreement and the Placement Agent Warrants.

              6.2.8 OPINION OF COUNSEL. On the Closing Date, the Placement Agent shall receive the opinion of either the Company's general counsel or the Company's securities counsel, in substantially the form attached hereto as
EXHIBIT 6.2.8.

              6.2.9. SUPPORTING DOCUMENTS. On or prior to the Closing Date, the Placement

Agent and its counsel shall have been furnished such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to review or pass upon the matters referred to in Section 6.2.8, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

              6.2.10.  NO ADVERSE  CHANGES.  On and prior to the  Closing  Date, there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Offering Documents which is material to the Company which has not been disclosed to the Placement Agent in writing; (ii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iii) no assets of the Company shall have been pledged or mortgaged as of the date hereof, except as disclosed in this Agreement or as indicated or contemplated in the Offering Documents; and (iv) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its respective properties or businesses before or by any court of federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business operations, prospects, financial condition or income of the Company, except as set forth in the Offering Documents.

         6.3 CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company hereunder shall be subject to the representations and warranties of the Placement Agent contained herein being true and correct in all respects as of the date hereof and as of the Closing Date, to the performance by the Placement Agent of its obligations hereunder and to the following additional conditions:

              6.3.1 DUE QUALIFICATION OR EXEMPTION. The Offering contemplated by this Agreement and the Placement Agent Warrants shall be exempt from registration under Section 4(2) of the Securities Act and Rule 506 thereunder and from registration or qualification under the applicable Blue Sky laws as provided in Section 7 hereof not later than the Closing, all required filings shall have been made with the SEC and applicable Blue Sky administrators not applicable to a private placement.

              6.3.2 RECEIPT OF CONFIDENTIALITY AGREEMENTS FROM SUBSCRIBERS. The Company shall have received from each Subscriber prior to the delivery of the Offering Documents to any Subscriber, a confidentiality agreement from each Subscriber in form and substance satisfactory to the Company and its counsel and which confidentiality agreement shall meet the requirements of Regulation FD under the Exchange Act.

              6.3.3 COMPLIANCE WITH AGREEMENTS. The Placement Agent shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing.

         7. BLUE SKY. Prior to the Closing, a summary Blue Sky survey shall be prepared by counsel to the Placement Agent for the states listed on SCHEDULE 7 (as it may be supplemented, summarizing the pre-filing and post-filing requirements of each such state in which the Securities are to be offered and it is understood that such survey may be based on or rely upon the representations and warranties of the Subscribers as to their qualification as accredited investors.

         8. PLACEMENT AGENT COMPENSATION. Upon the Closing, the Company shall pay to the Placement Agent the following compensation:

         8.1 COMMISSIONS. Simultaneous with payment for and delivery of the Securities, at the Closing as provided in Section 6.1 above, the Company shall pay the Placement Agent an aggregate commission of 10% percent of the gross cash proceeds of the subscription for Securities accepted by the Company as of the Closing.

         8.2 EXPENSES. The Company shall pay the actual reasonable legal fees and expenses of the counsel to the Placement Agent in an aggregate amount not to exceed (i) if the Offering closes $75,000 or (ii) if the Offering does not close, $40,000, in each case, upon provision of reasonable evidence of such fees and expenses.

         8.3 BLUE SKY EXPENSES. The Placement Agent's attorneys shall prepare all forms to be filed with state securities regulators in connection with this Offering. The Company shall advance the Blue Sky filing fees as incurred and at the Closing of the Offering, the Company shall pay all related attorneys fees and expenses of Placement Agent's counsel incurred as in connection with Blue Sky filings up to a maximum of [$5,000].

         8.4 PLACEMENT AGENT WARRANTS. At the Closing of this Offering, the Company shall grant to the Placement Agent (or their respective designees), Placement Agent Warrants to purchase a number of shares of Common Stock equal to 10% of the total number of shares of Common Stock into which the Series A Preferred Stock sold in the Offering is convertible as of the Closing (but not any of the Investor Warrants). The Placement Agent Warrants shall be exercisable at a price equal to 100% of the Closing Price.

         9. COVENANTS OF THE COMPANY.

         9.1 USE OF PROCEEDS. The Company shall not use any of the proceeds from the Offering to repay any indebtedness to any current executive officers or directors of the Company.

         9.2 EXPENSES OF OFFERING. Whether or not the transactions contemplated hereunder are consummated, the Company shall be responsible for, and shall pay all costs and expenses directly incurred by it in connection with the proposed Offering including, but not limited to, its legal fees, the costs of preparing, printing or photocopying and binding, filing and distributing the Offering Documents and all amendments, supplements and exhibits thereto, and the filing fees in connection with Blue Sky Applications.

         9.3 NOTIFICATION. The Company shall notify the Placement Agent immediately, and in writing (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, (ii) whenever it files any report or other document with the SEC or it receives notice that any person or entity has filed any Schedule 13D or other documents with the SEC relating to the Company, and/or (iii) of the receipt of any notification with respect to the modification, rescission, withdrawal, suspension of any exemption from registration or qualification, in any jurisdiction. The Company shall use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and, if any such modification, rescission, withdrawal, stop order or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

         9.4 BLUE SKY. The Company shall use its best efforts to qualify or register the shares of common stock contained in the Securities and the Placement Agent Warrants for offering and sale under, or establish an exemption from such qualification or registration under, the securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably request; PROVIDED, HOWEVER that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified. The Company shall not consummate any sale of Securities or the Placement Agent Warrants in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made. The Company shall file such consents to service of process or other documents as may be requested by the Placement Agent and which, in the opinion of the Placement Agent or counsel to the Placement Agent, are necessary or advisable in order to effect such registration or qualification and continue the same in effect for so long a period as may be necessary to complete the distribution, PROVIDED, HOWEVER, in each jurisdiction where the Securities or Placement Agent Warrants shall have been registered or qualified as above, the Company shall make and file such statements and reports as are or may be required under the laws of such jurisdiction to continue such qualification in effect for so long a period as the Offering in such jurisdiction is in effect.

         9.5 FORM D FILING. The Company shall file five copies of a Notice of Sales of Securities on Form D with the SEC prior to the Closing and shall file promptly such amendments thereto on Form D as shall become necessary. It shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales of Securities or the Placement Agent Warrants are made prior to the Closing. The Company shall furnish the Placement Agent with copies of all such filings.

         9.6 REPORTS. The Company shall furnish to the Placement Agent, during the period ending three YEARS from the Termination Date, that number of copies of such of the following documents as the Placement Agent may reasonably request: (i) as soon as they are available, a copy of all communications sent to holders of the Company's securities other than reports filed with SEC; and (ii) such other information of a public nature as a Placement Agent may from time to time reasonably request.

         9.7 NO  ADDITIONAL  OFFERS  OR  SALES.  Until  the  termination  of the
Offering, the Company shall not without the prior written consent of the Placement Agent, offer, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of common stock, preferred stock or warrants (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of common stock) except as permitted or authorized by this Agreement, except for shares of common stock issuable upon exercise of a previously outstanding warrant or option or the granting of options under the Stock Option Plan.

         9.8 TRANSFER OF THE PLACEMENT AGENT WARRANTS. The Company shall upon the Closing or promptly following the Termination Date, cancel the Placement Agent Warrants upon presentment and transfer them to persons designated by the Placement Agent as instructed by the Placement Agent in writing.

         10.  INDEMNIFICATION.

         10.1 The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any (collectively, referred to as the Placement Agent in this Section 10.1) and Indemnified Parties against any and all losses, liabilities, claims, damages and expenses whatsoever, and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred, arising out of the following Covered Claims: (i) any breach or alleged breach of any representation or warranty of the Company under this Agreement or the Offering Documents; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents, or under any Blue Sky law or in any Blue Sky Application; or (iii) the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         10.2 Each Placement Agent agrees to indemnify and hold harmless the Company and each Indemnified Party of the Company to the same extent as the indemnity from the Company to such Placement Agent, pursuant to Section 10.1 hereof, but only with respect to (i) any breach or alleged breach of any representation or warranty of such Placement Agent in this Agreement; or (ii) any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon or in conformity with written information relating to such Placement Agent offering furnished by such Placement Agent or on its behalf expressly for use in connection with the Offering Documents or any Blue Sky Application as each may be amended or supplemented.

         10.3 Promptly after receipt by a person entitled to indemnification pursuant to the foregoing Section 10.1 or 10.2, as applicable, of notice of the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be or has been made against an Indemnifying Party under Section
10.1 or 10.2, as applicable, promptly notify in writing the Indemnifying Party of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party except to the extent the Indemnifying Party is prejudiced by the delay or failure to notify it. In case any such action is brought against an Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 10 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Party if the Indemnifying Party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the fees and expenses of such counsel shall be at the expense of the Indemnifying Party if
(i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party, or (ii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party or parties and the Indemnifying Party and, in the judgment of counsel for the Indemnified Party, it is advisable because of conflicts of their respective interests for the Indemnified Party or parties to be represented by separate counsel, in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party or parties, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Party or parties. No settlement of any action against an Indemnified Party shall be made without the consent of the Indemnified Party, which shall not be unreasonably withheld in light of all factors of importance to the Indemnified Party.

         11.   CONTRIBUTION.

         11.1 To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 10 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides indemnification in such case, or (ii) any Indemnified or Indemnifying Party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Indemnifying Party (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for an Indemnifying Party, or any Controlling Person of an Indemnifying Party), on the one hand, and the Indemnified Party (including for this purpose any contribution by or on behalf of any other Indemnified Party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and the Indemnifying Party, on the other hand; PROVIDED, HOWEVER, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of an Indemnifying Party in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. Notwithstanding the foregoing, in no case shall the Placement Agent, a Selected Dealer of either or any Controlling Person be responsible for a portion of the contribution obligation in excess of the compensation received by the Placement Agent or Selected Dealer pursuant to Section 8 hereof or the Selected Dealer Agreement, as the case may be. No person liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not liable for such fraudulent misrepresentation.

         11.2 For purpose of this Section 11, each Person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 11. Notwithstanding, anything in this Section 11 to the contrary, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This
Section 11 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

         11.3 Notwithstanding any of the other provisions of this Agreement, the aggregate indemnification or contribution obligations of a Placement Agent for or on account of any losses, claims, damages, liabilities or actions under
Section 10, this Section 11 or other applicable section of this Agreement, shall not exceed the amount of cash commissions actually received by the Placement Agent.

         12.  TERMINATION.

         12.1 This Agreement may be terminated by the Placement Agent at any time prior to the Termination Date, if (i) the Company sustains a loss that is material to the Company, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) the Company shall fail to meet any of the closing conditions set forth in this Agreement; (iii) trading in securities on the New York or American Stock Exchange or the Nasdaq Stock Market has been suspended or limited; (iv) material governmental restrictions have been imposed on trading in securities generally (not in force and effect on the date of this Agreement); (v) a banking moratorium has been declared by federal or New York state authorities; (vi) an outbreak of major international hostilities or other national or international calamity has occurred; (vii) any action, proceeding, investigation or inquiry has been instituted against (or relating to) the Company (or any subsidiary thereof) or by any federal, state or municipal commission, board or agency wherein any unfavorable decision would have a Material Adverse Effect, regardless of whether the possibility thereof shall have been disclosed in the Offering Documents; or (viii) the passage by the Congress of the United States or by any state legislative body of any action or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute, or board, or any governmental executive, which is reasonably likely to have a Material Adverse Effect or materially affects the marketing of the Securities.

         12.2 This Agreement may be terminated by the Company on written notice to the Placement Agent on or after the Termination Date.

         13. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. Except as the context otherwise requires, the respective indemnities, agreements, representations, warranties, and other statements of the Company set forth in or made pursuant to this Agreement regardless of any investigation made by or on behalf of the Placement Agent or any Controlling Person thereof, shall survive delivery of, and payment for, the Securities and the Placement Agent Warrants. PROVIDED, HOWEVER, no claim or indemnification shall be brought by or on behalf of the Placement Agent more than two years after the Closing.

         14. SEVERABILITY. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

         16. ARBITRATION. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the Parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in New York County, New York (unless the Parties agree in writing to a different location), in accordance with the rules of the NASDR then in effect. In any such arbitration proceeding the Parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrator shall be final, binding and conclusive on all Parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         17. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their legal representatives, successors and assigns.

         18. NOTICES AND ADDRESSES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar receipted delivery, or by facsimile delivery as follows:

         the Company:           Elite Pharmaceuticals, Inc.
                                150 Northvale Avenue
                                Ludlow, New Jersey 07647
                                Facsimile: (201) 750-2755
                                Attention: Bernard Berk, Chief Executive Officer

         with a copy to:        Reitler Brown & Rosenblatt LLC
                                800 Third Avenue, 21st Floor
                                New York, New York 10022
                                Facsimile: (212) 371-5500
                                Attention: Scott H. Rosenblatt, Esq.

         the Placement Agent:   Indigo Securities, LLC
                                780 Third Avenue
                                Suite 2302
                                New York, NY 10017
                                Facsimile: (212) 298-9933
                                Attention: Eric Brachfeld

         with a copy to:        Wollmuth Maher & Deutsch LLP
                                500 Fifth Avenue
                                New York, New York 10110
                                Facsimile: (212) 382-0050
                                Attention: Rory M. Deutsch, Esq.

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         19. ATTORNEY'S FEES. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

         20. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to choice of law considerations.

         21. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the Parties and supersedes all prior oral and written agreements between the Parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the Party or Parties against which enforcement or the change, waiver discharge or termination is sought.

         22. ADDITIONAL DOCUMENTS. The Parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the Parties hereunder.

         23. SECTION OR PARAGRAPH HEADINGS. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement that date and year first above written.


Witnesses:                                  ELITE PHARMACEUTICALS, INC.


------------------------                    By:  /s/ Bernard J. Berk
                                                 -------------------------------
                                                 Bernard J. Berk
                                                 Chief Executive Officer
------------------------


                                            INDIGO SECURITIES, LLC


------------------------                    By:  /s/ Erich Brachfeld
                                                 -------------------------------
                                                 Erich Brachfeld
                                                 Managing Partner

                                    EXHIBIT A

                        FORM OF PLACEMENT AGENT WARRANTS



                                      -24-